UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 4, 2020

ASSERTIO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	01-39294	85-0598378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 S. Saunders Road, Suite 300, Lake Forest, IL 60045
(Address of Principal Executive Offices; Zip Code)

(224) 419-7106
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 16, 2020, Assertio Therapeutics, Inc. (“Assertio Therapeutics”), a subsidiary of Assertio Holdings, Inc. (the “Company”), and APR Applied Pharma Research SA (“APR”), received notice from Patrin Pharma Inc. (“Patrin”) advising that Patrin had filed an Abbreviated New Drug Application (“ANDA”) seeking to market a generic version of CAMBIA (diclofenac potassium for oral solution) 50 mg prior to the expiration of U.S. Patent Nos. 7,759,394, 8,097,651, 8,927,604 and 9,827,197, which are listed in the Food and Drug Administration (“FDA”) “Orange Book” for CAMBIA® (the “Orange Book Patents”). The Orange Book Patents are licensed to Assertio Therapeutics by APR.

On August 27, 2020, Assertio Therapeutics and APR filed a lawsuit against Patrin in the U.S. District Court for the Northern District of Illinois, Eastern Division, seeking an injunction to prevent approval of the Patrin ANDA. The lawsuit alleges that Patrin has infringed the Orange Book Patents by filing an ANDA with a Paragraph IV Certification seeking approval from the FDA to market a generic version of CAMBIA prior to the expiration of the patents. The commencement of the patent infringement suit stays or bars the FDA from approving Patrin’s ANDA for generic CAMBIA 50 mg for 30 months or until an earlier district court decision that each of the patents is invalid or not infringed.

The Company intends to vigorously enforce its intellectual property rights, but cannot predict the outcome of this litigation.

Forward-Looking Statements

This report contains forward-looking statements, including statements regarding the Company’s intention to enforce its intellectual property rights. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar expressions constitute forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, including the outcome of the litigation against Patrin; the Company’s ability to successfully enforce its intellectual property rights, and to defend its patents; the costs associated with the Patrin lawsuit; the timing of generic competition to CAMBIA; and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K (as supplemented by the Company’s Quarterly Reports on Form 10-Q), which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSERTIO HOLDINGS, INC.

Date: September 4, 2020	By:	/s/ Todd N. Smith
Todd N. Smith
President and Chief Executive Officer